UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2019

Date of Report (Date of earliest event reported)

TRAVELCENTERS OF AMERICA INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33274	20-5701514
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

24601 Center Ridge Road

Westlake, Ohio 44145

(Address of principal executive offices)
(Zip Code)

(440) 808-9100

(Registrant’s telephone number, including area code)

TravelCenters of America LLC

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

TravelCenters of America Inc. is providing the disclosure contained in this Current Report on Form 8-K in order to reflect the completion of (i) its conversion (the “Conversion”) from a Delaware limited liability company named TravelCenters of America LLC into a Maryland corporation named TravelCenters of America Inc. and (ii) a one-for-five reverse stock split (the “Reverse Split”), each effective as of 12:01 a.m. (Eastern Time) on August 1, 2019 (the “Effective Time”) pursuant to the plan of conversion (“Plan of Conversion”).

References to the “Company” in this Current Report on Form 8-K mean (i) prior to the Effective Time, TravelCenters of America LLC and (ii) following the Effective Time, TravelCenters of America Inc.

Item 1.01  Entry Into a Material Definitive Agreement.

In connection with the Conversion, on August 1, 2019, the Company entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture dated January 15, 2013 (the “Indenture”), with U.S. Bank National Association, as trustee, to reflect that, pursuant to the Conversion, the Company became the successor to TravelCenters of America LLC under the Indenture.

The foregoing description of the Fourth Supplemental Indenture is qualified in its entirety by reference to the full text of the Fourth Supplemental Indenture which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in connection with the Conversion, on July 30, 2019, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Certificate of Conversion to a Corporation of TravelCenters of America LLC (the “Certificate of Conversion”) had been filed with the Secretary of State of the State of Delaware and that the Articles of Conversion to a Corporation of TravelCenters of America LLC (the “Articles of Conversion,” and, collectively with the Certificate of Conversion, the “Conversion Documents”) and the Articles of Incorporation (the “Articles of Incorporation”) had been filed with the State Department of Assessments and Taxation of Maryland. At the Effective Time, each five (5) common shares of the Company, representing limited liability company interests of the Company (“Prior Common Shares”), outstanding immediately prior to the Effective Time converted into one (1) issued and outstanding, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Company (“Common Stock”); provided that any resulting fractional shares will be settled in cash in lieu of being issued. As of the open of trading on Thursday, August 1, 2019, Nasdaq will cease trading of the Prior Common Shares on Nasdaq and commence trading of the Common Stock (CUSIP: 89421B 109) on Nasdaq under the existing ticker symbol, “TA,” and the Company expects Nasdaq to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the Prior Common Shares are discontinued for trading on Nasdaq.

Item 3.03. Material Modification to Rights of Security Holders.

To the extent applicable, the disclosures set forth in (i) Item 3.01 above regarding the conversion of the Prior Common Shares into Common Stock, (ii) Item 5.03 below regarding the Plan of Conversion, the Conversion Documents, the Articles of Incorporation and the Amended and Restated Bylaws of TravelCenters of America Inc. (the “Bylaws”), and (iii) Item 8.01 below regarding the Conversion are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and executive officers of TravelCenters of America Inc. immediately after the Conversion are the same individuals, each holding the same position and title, who were directors and executive officers, respectively, of TravelCenters of America LLC immediately prior to the Conversion. In addition, the committees of the board, and the chairs and membership thereof, immediately prior to the Effective Time, were replicated at TravelCenters of America Inc. at the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, TravelCenters of America LLC was converted to TravelCenters of America Inc. pursuant to the Plan of Conversion and the Conversion Documents, and the Articles of Incorporation and the Bylaws became effective.  The Articles of Incorporation and the Bylaws provide its stockholders with substantially the same rights and obligations that members had in the Company’s Amended and Restated Limited Liability Company Agreement, as amended, and the Amended and Restated Bylaws of the Company other than those changes that are incidental to becoming a Maryland corporation.  Following the Conversion, except as otherwise expressly provided in the Articles of Incorporation and the Bylaws, the holders of Common Stock will be entitled to vote on all matters on which stockholders of a corporation are generally entitled to vote on under the Maryland General Corporation Law, including the election of the Board of Directors of the Corporation. Holders of Common Stock will be entitled to one vote per share of Common Stock.

The foregoing description of the Plan of Conversion, the Conversion Documents, the Articles of Incorporation and the Bylaws does not purport to be complete and is qualified in its entirety by reference to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 8.01. Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), TravelCenters of America Inc. is a successor registrant to TravelCenters of America LLC and thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The shares of Common Stock, as the successor registrant to TravelCenters of America LLC, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of TravelCenters of America LLC immediately prior to the Conversion continued as holders of uncertificated stock of TravelCenters of America Inc. upon effectiveness of the Conversion.

Description of Stock, Risk Factors and Material United States Federal Income Tax Considerations

The Description of Stock set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the common stock of the Company. The Description of Stock summarizes the material terms of the Company’s common stock as of the date hereof. This summary is not a complete description of the terms of the Company’s common stock and is qualified by reference to the Company’s Articles of Incorporation and the Bylaws, each filed herewith, as well as applicable provisions of Maryland law.

The risk factors set forth in Exhibit 99.2 are being filed for the purpose of modifying and supplementing certain of the risk factors disclosed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 26, 2019, and should be read in conjunction with the disclosures contained therein.

The information included in Exhibit 99.3 to this Current Report on Form 8-K provides a summary of the material United States federal income tax considerations relating to the completion of the Conversion and the Reverse Split.

The Description of Stock set forth in Exhibit 99.1, the risk factors set forth in Exhibit 99.2 and the material United States federal income tax considerations set forth in Exhibit 99.3 are incorporated into this Item 8.01 by reference. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Plan of Conversion (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on July 30, 2019)
3.2	Certificate of Conversion to a Corporation of TravelCenters of America LLC (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed on July 30, 2019)
3.3	Articles of Conversion to a Corporation of TravelCenters of America LLC (incorporated herein by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K filed on July 30, 2019)
3.4	Articles of Incorporation of TravelCenters of America Inc. (incorporated herein by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K filed on July 30, 2019)
3.5	Amended and Restated Bylaws of TravelCenters of America Inc. (incorporated herein by reference to Exhibit 99.5 of the Company’s Current Report on Form 8-K filed on July 30, 2019)
4.1

Fourth Supplemental Indenture, dated as of August 1, 2019, by and between TravelCenters of America Inc. (as successor by statutory conversion to TravelCenters of America LLC) and U.S. Bank National Association, as trustee)

99.1	Description of Stock
99.2	Risk Factors
99.3	Material United States Federal Income Tax Considerations

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements about the terms and timing of the Conversion and the Reverse Split and the effects thereof. Also, whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may”, and negatives or derivatives of these or similar expressions, the Company is making forward-looking statements.  These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward- looking statements are not guaranteed to occur and may not occur.  Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements as a result of various factors.

The information contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the Company’s periodic reports, or incorporated therein, identifies other important factors that could cause the Company’s actual results to differ materially from those stated in or implied by the Company’s forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, the Company does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA INC.

Date:	August 1, 2019	By:	/s/ William E. Myers
		Name:	William E. Myers
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary